EQ Advisors TrustSM

Supplement Dated March 26, 2019 to the Prospectuses and Statement of Additional Information Dated May 1, 2018, as Supplemented

Supplement Dated March 26, 2019 to the Prospectus and Statement of Additional Information Dated August 1, 2018, as Supplemented

Supplement Dated March 26, 2019 to the Prospectuses and Statement of Additional Information Dated December 31, 2018, as Supplemented

This Supplement updates certain information contained in the Prospectuses and Statement of Additional Information dated May 1, 2018, as supplemented, the Prospectus and Statement of Additional Information dated August 1, 2018, as supplemented, and the Prospectuses and Statement of Additional Information dated December 31, 2018, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectuses and Statements of Additional Information and retain it for future reference. You may obtain an additional copy of a Prospectus or Statement of Additional Information (“SAI”), free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

As previously described in (i) the Supplement dated November 7, 2018 to the Prospectuses and SAI dated May 1, 2018, as supplemented, (ii) the Supplement dated March 6, 2019 to the Prospectus and SAI dated August 1, 2018, as supplemented, and (iii) the Prospectuses and SAI dated December 31, 2018, as supplemented, in 2018 AXA S.A. (“AXA”) announced its intention to sell over time all of its interest in AXA Equitable Holdings, Inc. (“AEH”), the indirect parent company of AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”), the investment adviser to the Trust, through a series of sales of AEH’s common stock (the “Sell-Down Plan”). The purpose of this Supplement is to provide you with further information regarding FMG LLC’s organizational structure and the status of the Sell-Down Plan.

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The section of the Prospectus entitled “Management of the Trust — The Adviser” and the section of the SAI entitled “Investment Management and Other Services — The Adviser” are hereby supplemented to include the following information (defined terms used in this Supplement have the same meanings as in the Prospectus and SAI):

On March 20, 2019, as part of the Sell-Down Plan, AXA announced the completion of a further secondary offering of 40 million shares of common stock of AEH and the sale by AXA to AEH of 30 million shares of AEH. As a result of the secondary offering and the share buyback, which closed on March 25, 2019, AXA is no longer a majority shareholder of AEH. AEH continues to be a publicly traded U.S. company.

Upon the closing of the secondary offering and share buyback, the following new agreements, whose terms are not materially different from the current agreements, became effective: (i) a new investment advisory agreement between FMG LLC and the Trust with respect to each of the Portfolios; (ii) new investment sub-advisory agreements between FMG LLC and each of the affiliated and unaffiliated Sub-Advisers with respect to the Portfolios, as applicable; (iii) new distribution agreements between AXA Distributors, LLC and the Trust with respect to each of the Portfolios; and (iv) a new expense limitation agreement between FMG LLC and the Trust with respect to the Portfolios, as applicable.

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